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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 13, 2003


                            MERCER INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)


                                   WASHINGTON
         (State or other jurisdiction of incorporation or organization)


             000-9409                                    91-6087550
     (Commission File Number)               (I.R.S. Employer Identification No.)


          14900 INTERURBAN AVENUE SOUTH, SUITE 282, SEATTLE, WA  98168
                               (Address of Office)


                                 (206) 674-4639
              (Registrant's telephone number, including area code)

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This  Form 8-K/A updates the information contained in the Form 8-K filed May 13,
2003  by  Mercer  International  Inc.  regarding  a proposed change of auditors.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.


Mercer International Inc. (the "Company") dismissed Peterson Sullivan PLLC and appointed Deloitte & Touche LLP as the Company's new independent auditors in place of Peterson Sullivan PLLC effective July 14, 2003. As a matter of good corporate practice, the Company intends to seek shareholder ratification of the appointment of Deloitte & Touche LLP at the annual meeting of shareholders to be held on August 22, 2003 (the "Meeting"). The Company also appointed Deloitte & Touche LLP as the auditors for the Company's significant subsidiaries effective as of July 14, 2003. The decision to change auditors was recommended and approved by the Company's Audit Committee and also approved by the Board of Trustees.

In the event Deloitte & Touche LLP are not ratified as the Company's auditors at the Meeting, the Company's Audit Committee will consider whether to retain Deloitte & Touche LLP or appoint another firm. The Audit Committee may appoint another firm as the Company's auditors without approval of shareholders.

Peterson Sullivan PLLC's reports on the Company's financial statements for the fiscal years ended December 31, 2001 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2001 and 2002 and the subsequent interim period ended July 14, 2003: (i) there were no disagreements between the Company and Peterson Sullivan PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Peterson Sullivan PLLC, would have caused Peterson Sullivan PLLC to reference the subject matter of the disagreement in its reports; and (ii) there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K of the Commission.

The Registrant has requested, and Peterson Sullivan PLLC has furnished, a letter addressed to the Securities and Exchange Commission stating that Peterson Sullivan PLLC agrees with the above statements. A copy of such letter is filed as Exhibit 16 to this Form 8-K/A.

During the last two complete fiscal years and through July 14, 2003, neither the Company nor its significant subsidiaries consulted Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)     Exhibits.

Exhibit Number      Description
--------------      -----------

 16                 Letter  from  Peterson  Sullivan  PLLC.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            MERCER  INTERNATIONAL  INC.

                            /s/ Jimmy S.H. Lee
                            -----------------------------------------
                            Jimmy  S.H.  Lee
                            President  and  Chief  Executive  Officer


Date:     August  6,  2003

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                            MERCER INTERNATIONAL INC.

                                    FORM 8-K

                                  EXHIBIT INDEX


Exhibit Number     Description
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 16                Letter  from  Peterson  Sullivan  PLLC.